POWERS OF ATTORNEY

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, James R. Birle, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 1995.




                                        /s/ James R. Birlie
                                        -------------------
                                        JAMES R. BIRLE

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Andrew F. Brimmer, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                      /s/Andrew F. Brimmer
                                      -------------------
                                      ANDREW F. BRIMMER

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Frank C. Carlucci, III, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                   /s/ Frank C. Carlucci, III
                                     ------------------------
                                       FRANK C. CARLUCCI, III

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Gene Chao, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 1995.




                                      /s/ Gene Chao
                                     ------------------------
                                      GENE CHAO

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Patricia D. Dennis, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 1995.




                                      /s/ Patricia D. Dennis
                                     ------------------------
                                         PATRICIA D. DENNIS

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, William B. Ellis, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September, 1995.




                                        /s/ William B. Ellis
                                        --------------------
                                         WILLIAM B. ELLIS

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Robert M. Furek, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                        /s/ Robert M. Furek
                                        -------------------
                                          ROBERT M. FUREK

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Howard Goldfeder, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                      /s/ Howard Goldfeder
                                      -------------------
                                       Howard Goldfeder

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, George B. Harvey, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 1995.




                                      /s/ George B. Harvey
                                      -------------------
                                        GEORGE B. HARVEY

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, John F. Maypole, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                       /s/ John F. Maypole
                                      -------------------
                                        JOHN F. MAYPOLE

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, David E. Sams, Jr., do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                       /s/ David E. Sams, Jr.
                                     ------------------------
                                       DAVID E. SAMS, JR.

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, Emelia M. Bruno, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 1995.



                                          /s/ Emilia M. Bruno
                                          -------------------
                                            EMELIA M. BRUNO

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENT, that I, J. Brinke Marcuccilli, do hereby appoint MICHAEL A. CHONG, WILLIAM D. WILCOX, and ANN F. LOMELI, and each of them severally, my true and lawful attorneys-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and/or under laws of any jurisdiction of the United States in connection with CML/OFFITBANK Variable Annuity, and to have full power and authority to do or cause to be done in my name, place and stead, each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes and I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1995.




                                       /s/ J. Brinke Marcuccilli
                                      ---------------------------
                                        J. BRINKE MARCUCCILLI

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